POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 2, 2012 TO THE SUMMARY PROSPECTUS DATED AUGUST 31, 2012 OF:

PowerShares Global Listed Private Equity Portfolio

•  Effective immediately, the table on page 3 of the summary prospectus under the section titled "Performance—Average Annual Total Returns for the Periods Ended December 31, 2011" is deleted and replaced with the following:

	One Year	Five Years	Since Inception (10/24/06)
Return Before Taxes	(19.84)%	(16.82)%	(15.19)%
Return After Taxes on Distributions	(21.50)%	(18.38)%	(16.77)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.63)%	(13.93)%	(12.70)%
Red Rocks Global Listed Private Equity Index(1) (reflects no deduction for fees, expenses or taxes)	(18.50)%	N/A	N/A
Blended—Red Rocks Global Listed Private Equity Index(2) (reflects no deduction for fees, expenses or taxes)	(18.50)%	(13.59)%	(12.08)%
S&P 500® Financials Sector Index (reflects no deduction for fees, expenses or taxes)	(17.06)%	(16.89)%	(15.56)%

(1) Effective September 30, 2009, PowerShares Global Listed Private Equity Portfolio changed its underlying index to the Red Rocks Global Listed Private Equity Index. Prior to September 30, 2009, the Fund's original underlying index was the Red Rocks Capital Listed Private Equity Index. "Five Years" and "Since Inception" performance for the Red Rocks Global Listed Private Equity Index is not available because the Index did not commence calculation and publication until September 30, 2009.

(2) The data included as "Blended—Red Rocks Global Listed Private Equity Index" is comprised of the Listed Private Equity Index from October 24, 2006, the Fund's inception, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through December 31, 2011.

Please Retain This Supplement For Future Reference.

P-PSP-SUMPRO-1 SUP-1 110212